UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 August 8, 2007
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                                 Green Gold Inc.
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             (Exact name of Registrant as specified in its Charter)

                           Nevada 000-52319 20-5086877
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        (State or other jurisdiction (Commission File No.) (IRS Employer of incorporation) Identification No.)


            115 West 7th Street, Suite 1415, Fort Worth, Texas 76102
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               (Address of principal executive offices) (Zip Code)



                                  817-980-8079
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03    Amendments to Articles of Incorporation or By-laws;
             Change in Fiscal Year

         An Amendmnt to the Articles of Incorporation has been filed with the Nevada Secretary of State changing the name of the Corporation to Exterra Energy Inc. A new CUSIP number has been assigned and the NASDAQ has notified the Corporation that the name change takes effect at the opening of business August 9, 2007, with the Corporation being assigned a new trading symbol of "EENR" for the Corporation's common stock.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        EXTERRA ENERGY INC.,
                                        (formerly Green Gold Inc.)

                                        /s/ James Romano
                                        JAMES ROMANO
                                        President

                                        Dated: August 8, 2007